For period ending June 30, 2010

File number 811-06637       The UBS Funds

For period ending June 30, 2010    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds - UBS Global Equity Fund                                  ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Bank of America Corp.

2. Date of Purchase: 12/03/2009         3.  Date offering commenced:  12/03/2009

4. Underwriter(s) from whom purchased: Bank of America/Merrill Lynch Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    606,666 shares

7. Aggregate principal amount or total number of shares of offering:   1,286,000,000 shares

8. Purchase price (net of fees and expenses):  $15.00

9. Initial public offering price per unit or share:  $15.00

10. Commission, spread or profit:    % $0.22

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 1/7/10
Print Name: Jim Malles

For period ending June 30, 2010    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  _ The UBS Funds_- UBS High Yield Fund                                      ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Navistar International Corp. 8 1/4% due 11/01/2021

2. Date of Purchase:   10/22/2009         3. Date offering commenced:  10/22/2009

4. Underwriter(s) from whom purchased:  CS First Boston Corp

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $2,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering:    $963,280,000

8. Purchase price (net of fees and expenses):  $96.328

9. Initial public offering price:  $96.328

10. Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu Yang Tan Date: 1/13/10
Print Name:  Shu Yang Tan

For period ending June 30, 2010     Exhibit 77O

File number 811-6637

FUND:  _ The UBS Funds - UBS High Yield Fund______
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lamdry's Restaurant Inc 11 5/8% due 12/01/2015
2.  Date of Purchase:  11/17/2009            3.  Date offering commenced: 11/17/2009
4.  Underwriter(s) from whom purchased:  Jeffries Group Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,230,338 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $400,105,755
8.  Purchase price (net of fees and expenses):  $98.427
9.  Initial public offering price:  $98.427
10.  Commission, spread or profit:  1.875%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 1/13/2010
Print Name: Shu Yang Tan

For period ending June 30, 2010     Exhibit 77O

File number 811-6637

FUND:  _ The UBS Funds - UBS High Yield Fund__
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Sandridge Energy Inc. 8 3/4% due 01/15/2020
2.  Date of Purchase:  12/09/2009             3.  Date offering commenced: 12/09/2009
4.  Underwriter(s) from whom purchased:  Banc of America
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $983,490 firmwide
7.  Aggregate principal amount or total number of shares of offering: $442,570,500
8.  Purchase price (net of fees and expenses):  $98.349
9.  Initial public offering price:  $98.349
10.  Commission, spread or profit:  2.0%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Matthew Iannucci  Date: 1/11/10
Print Name: Matthew Iannucci

1